Exhibit 10.10

SUPPLEMENT NO. 1 dated as of March 1, 2010 (this “Supplement”), to the U.S. PLEDGE AGREEMENT dated as of April 29, 2009 (as amended, supplemented or otherwise modified from time to time, the “U.S. Pledge Agreement”), among SEAGATE TECHNOLOGY HDD HOLDINGS, an exempted limited liability company organized under the laws of the Cayman Islands (the “Borrower”), SEAGATE TECHNOLOGY, an exempted limited liability company organized under the laws of the Cayman Islands (“Intermediate Holdings”), each subsidiary of the Borrower from time to time party thereto (each such subsidiary individually, a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”; the Borrower, Intermediate Holdings and the Subsidiary Pledgors are referred to herein individually as a “Pledgor” and collectively as the “Pledgors”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

A.  Reference is made to (a) the Second Amended and Restated Credit Agreement dated as of April 3, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Intermediate Holdings, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the other agents party thereto, and (b) the U.S. Guarantee Agreement dated as of April 29, 2009 (as amended, supplemented or otherwise modified from time to time, the “U.S. Guarantee Agreement”), among the Guarantors (as defined therein) and the Administrative Agent.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the U.S. Pledge Agreement and the Credit Agreement.

C.  The Pledgors have entered into the U.S. Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit.  Pursuant to Section 5.12 of the Credit Agreement and the Collateral and Guarantee Requirement, (a) each Subsidiary that is a U.S. Loan Party that is formed or acquired after the Second Restatement Effective Date and (b) each other Loan Party that is formed or acquired after the Second Restatement Effective Date that owns Equity Interests in a Subsidiary that is organized under the laws of the United States of America (including any State thereof and the District of Columbia) that would constitute Collateral if such Loan Party were a party thereto, in each case is required to enter into the U.S. Pledge Agreement as a Subsidiary Pledgor upon becoming a Subsidiary Loan Party.  Section 25 of the U.S. Pledge Agreement provides that such Subsidiaries may become Subsidiary Pledgors under the U.S. Pledge Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary (the “New Pledgor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the U.S. Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Pledgor agree as follows:

SECTION 1.  In accordance with Section 25 of the U.S. Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the U.S. Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the U.S. Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof except to the extent a representation and warranty expressly relates solely to a specific date, in which case such representation and warranty shall be true and correct on such date. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor’s right, title and interest in and to the Collateral (as defined in the U.S. Pledge Agreement) of the New Pledgor.  Each reference to a “Subsidiary Pledgor” or a “Pledgor” in the U.S. Pledge Agreement shall be deemed to include the New Pledgor.  The U.S. Pledge Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Pledgor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Administrative Agent.  Delivery of an executed signature page to this Supplement by facsimile or Adobe .pdf transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.  The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

SECTION 5.  Except as expressly supplemented hereby, the U.S. Pledge Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 7.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of

2

the remaining provisions contained herein and in the U.S. Pledge Agreement shall not in any way be affected or impaired (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.  All communications and notices hereunder shall be in writing and given as provided in Section 16 of the U.S. Pledge Agreement.  All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature hereto, below, with a copy to the Borrower.

SECTION 9.  The New Pledgor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the New Pledgor and the Administrative Agent have duly executed this Supplement to the U.S. Pledge Agreement as of the day and year first above written.

SEAGATE HDD CAYMAN,

by	/s/ Kenneth M. Massaroni
Name: Kenneth M. Massaroni
Title: Director
Address:
920 Disc Drive
Scotts Valley, California 95066

[Signature Page to Supplement No. 1 to the U.S. Pledge Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,

by	/s/ Sharon Bazbaz
Name: Sharon Bazbaz
Title: Vice President

[Signature Page to Supplement No. 1 to the U.S. Pledge Agreement]

Schedule I to

Supplement No. 1

to the U.S. Pledge Agreement

Pledged Securities of the New Pledgor

CAPITAL STOCK OR OTHER EQUITY INTERESTS

Issuer	Number of Certificate(1)	Registered Owner	Number and Class of Shares or Other Equity Interests	Percentage of Shares or Other Equity Interests
Seagate Technology International	21	Seagate HDD Cayman	6,441 Class A	100%
Seagate Technology (US) Holdings, Inc.	3	Seagate HDD Cayman	200 Common	100%

DEBT SECURITIES

Supplement No. 1 dated as of March 1, 2010 to the Global Intercompany Note dated as of April 29, 2009 among Intermediate Holdings, the Borrower and each of the Intercompany Lenders and Intercompany Debtors party thereto.

(1) It is hereby acknowledged that the share certificates of Seagate Technology International (Certificate No. 20) and Seagate Technology (US) Holdings Inc. (Certificates Nos. 1 and 2) that were pledged by the Borrower pursuant to the U.S. Pledge Agreement shall be canceled and replaced with the respective certificates indicated in this Schedule.

Supplement to Schedule II

to the U.S. Pledge Agreement

Issuer	Number of Certificate	Registered Owner	Number and Class of Shares or Other Equity Interests	Percentage of Shares or Other Equity Interests
Seagate HDD Cayman	1	Seagate Technology HDD Holdings	100 Common	100%